UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  March 7, 2022

Ventas, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-10989	61-1055020
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

353 N. Clark Street, Suite 3300, Chicago, Illinois	60654
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (877) 483-6827

Not applicable

Former Name or Former Address, if Changed Since Last Report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.25 par value	VTR	New York Stock Exchange

Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 7, 2022, Jay M. Gellert, a director of Ventas, Inc. (the “Company”), advised the Company’s Board of Directors (the “Board”) that he will not stand for re-election as a director of the Company at the 2022 annual meeting of stockholders (the “2022 Annual Meeting”). Mr. Gellert currently serves as a member of the Nominating and Corporate Governance, Investment and Executive Committees of the Board. Mr. Gellert’s decision not to stand for re-election did not involve any disagreement with the Company on any matter relating to the Company’s operations, policies or practices.

Also on March 7, 2022, Michael J. Embler, Former Chief Investment Officer of Franklin Mutual Advisors, LLC, was appointed as an independent director to the Board effective immediately.

Mr. Embler is not a party to any transaction with the Company that would require disclosure under Item 404(a) of Regulation S-K, and there are no arrangements or understandings between Mr. Embler and any other persons pursuant to which he was selected as a director. Mr. Embler will serve on the Investment and Audit Committees of the Board. Mr. Embler will participate in the compensation arrangements for non-employee directors, including receiving an initial award of shares of restricted stock upon appointment, as described in the Company’s 2021 proxy statement filed with the U.S. Securities and Exchange Commission (“SEC”) on April 13, 2021.

Item 8.01 Other Events.

On March 7, 2022, the Company issued a press release regarding a notice of director nominations (the “Nomination Notice”) received by the Company from Land & Buildings Investment Management, LLC.

A copy of the press release issued by the Company on March 7, regarding the appointment of Mr. Embler to the Board, the retirement of Mr. Gellert from the Board and the Nomination Notice, is attached to this Current Report on Form 8-K as Exhibit 99.1 and incorporated herein by reference.

Forward-Looking Statements

This communication includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements include, among others, statements of expectations, beliefs, future plans and strategies, anticipated results from operations and developments and other matters that are not historical facts. Forward-looking statements include, among other things, statements regarding the Company and its officers’ intent, belief or expectation as identified by the use of words such as “may,” “will,” “project,” “expect,” “believe,” “intend,” “anticipate,” “seek,” “target,” “forecast,” “plan,” “potential,” “opportunity,” “estimate,” “could,” “would,” “should” and other comparable and derivative terms or the negatives thereof. Forward-looking statements are based on management’s beliefs as well as on a number of assumptions concerning future events. You should not put undue reliance on these forward-looking statements, which are not a guarantee of performance and are subject to a number of uncertainties and other factors that could cause actual events or results to differ materially from those expressed or implied by the forward-looking statements. The Company does not undertake a duty to update these forward-looking statements, which speak only as of the date on which they are made. You are urged to carefully review the disclosures the Company makes concerning risks and uncertainties that may affect the Company’s business and future financial performance in the Company’s filings with the SEC including those made in the “Summary Risk Factors” section, “Risk Factors” section and “Management’s Discussion & Analysis of Financial Condition and Results of Operations” section of the Company’s Annual Report on Form 10-K for the year ended December 31, 2021, filed with the SEC on February 18, 2022. Certain factors that could affect the Company’s future results and its ability to achieve its stated goals include, but are not limited to: (a) the impact of the ongoing COVID-19 pandemic and its extended consequences, including of the Delta, Omicron or any other variant, on revenue, level of profitability, liquidity and overall risk exposure and the implementation and impact of regulations related to the CARES Act and other stimulus legislation and any future COVID-19 relief measures; (b) the Company’s ability to achieve the anticipated benefits and synergies from, and effectively integrate, our acquisitions and investments, including our acquisition of New Senior Investment Group Inc; (c) the Company’s exposure and the exposure of its tenants, managers and borrowers to complex healthcare and other regulation and the challenges and expense associated with complying with such regulation; (d) the potential for significant general and commercial claims, legal actions, regulatory proceedings or enforcement actions that could subject the Company or its tenants, managers or borrowers to increased operating costs and uninsured liabilities; (e) the impact of market and general economic conditions, including economic and financial market events, inflation, changes in interest rates, supply chain pressures, events that affect consumer confidence, occupancy rates and resident fee revenues, and the actual and perceived state of the real estate markets, labor markets and public capital markets; (f) the Company’s ability, and the ability of its tenants, managers and borrowers, to navigate the trends impacting the Company or their businesses and the industries in which the Company or they operate; (g) the risk of bankruptcy, insolvency or financial deterioration of the Company’s tenants, managers, borrowers and other obligors and the Company’s ability to foreclose successfully on the collateral securing the Company’s loans and other investments in the event of a borrower default; (h) the Company’s ability to identify and consummate future investments in or dispositions of healthcare assets and effectively manage its portfolio opportunities and its investments in co-investment vehicles, joint ventures and minority interests; (i) risks related to development, redevelopment and construction projects; (j) our ability to attract and retain talented employees; (k) the limitations and significant requirements imposed upon the Company’s business as a result of its status as a REIT and the adverse consequences (including the possible loss of the Company’s status as a REIT) that would result if the Company is not able to comply; (l) the risk of changes in healthcare law or regulation or in tax laws, guidance and interpretations, particularly as applied to REITs, that could adversely affect the Company or its tenants, managers or borrowers; (m) increases in the Company’s borrowing costs as a result of becoming more leveraged or as a result of changes in interest rates and phasing out of LIBOR rates; (n) the Company’s reliance on third parties to operate a majority of its assets and its limited control and influence over such operations and results; (o) the Company’s dependency on a limited number of tenants and managers for a significant portion of its revenues and operating income; (p) the adequacy of insurance coverage provided by the Company’s policies and policies maintained by its tenants, managers or other counterparties; (q) the occurrence of cyber incidents that could disrupt the Company’s operations, result in the loss of confidential information or damage the Company’s business relationships and reputation; (r) the impact of merger, acquisition and investment activity in the healthcare industry or otherwise affecting the Company’s tenants, managers or borrowers; and (s) the risk of catastrophic or extreme weather and other natural events and the physical effects of climate change.

Important Additional Information Regarding Proxy Solicitation

The Company intends to file a proxy statement and white proxy card with the SEC in connection with the solicitation of proxies for the 2022 Annual Meeting (the “Proxy Statement”). The Company, its directors and certain of its executive officers will be participants in the solicitation of proxies from stockholders in respect of the 2022 Annual Meeting. Information regarding the names of the Company’s directors and executive officers and their respective interests in the Company by security holdings or otherwise is set forth in the Company’s proxy statement for the 2021 annual meeting of stockholders, filed with the SEC on April 13, 2021 (the “2021 Proxy Statement”). To the extent holdings of such participants in the Company’s securities have changed since the amounts described in the 2021 Proxy Statement, such changes have been reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Change in Ownership on Form 4 filed with the SEC. Additional information can also be found in the Company’s Annual Report on Form 10-K for the year ended December 31, 2021, filed with the SEC on February 18, 2022. Details concerning the nominees of the Board for election at the 2022 Annual Meeting will be included in the Proxy Statement. BEFORE MAKING ANY VOTING DECISION, INVESTORS AND STOCKHOLDERS OF THE COMPANY ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH OR FURNISHED TO THE SEC, INCLUDING THE COMPANY’S DEFINITIVE PROXY STATEMENT AND ANY AMENDMENTS AND SUPPLEMENTS THERETO BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. These documents, including the definitive Proxy Statement (and any amendments or supplements thereto) and other documents filed by the Company with the SEC, are available for no charge at the SEC’s website at http://www.sec.gov and at the Company’s investor relations website at https://ir.ventasreit.com.

Item 9.01. Financial Statements and Exhibits.

Exhibit Number	Description
99.1	Press Release, dated March 7, 2022

104	Cover Page Interactive Data File (formatted as inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VENTAS, INC.

Date: March 7, 2022	By:	/s/ Carey S. Roberts
Carey S. Roberts
Executive Vice President, General Counsel and Ethics and Compliance Officer